                                                                    Exhibit 99.1


       First Midwest Bancorp, Inc. and Heritage Financial Services, Inc.
                  Unaudited Pro Forma Statement of Condition
                             as of March 31, 1998
                                      and
                   Unaudited Pro Forma Statements of Income
                            for the quarters ended,
                            March 31, 1998 and 1997

                 (Amounts in thousands except per share data)


                                  **********


The accompanying financial information presents the statement of condition and statements of income of First Midwest and Heritage on a pro forma basis as if the transaction had been consummated on January 1, 1997, with all prior periods being restated.

            Pro Forma Condensed Statement of Condition (Unaudited)

                                                                      As of March 31, 1998
                                                 --------------------------------------------------------------
                                                   First                                            Pro Forma
                                                  Midwest         Heritage       Pro Forma         Consolidated
                                                 ----------      ----------      ---------         ------------
Assets
Cash and due from banks                          $  133,498      $   35,088      $     ---         $    168,586
Funds sold and other short-term investments           7,666          43,255            ---               50,921
Mortgages held for sale                              44,365             ---            ---               44,365
Securities available for sale                     1,072,764         380,516            ---            1,453,280
Securities held to maturity                          26,720         111,393            ---              138,113
Trading account securities                              ---             471            ---                  471
Loans                                             2,282,947         718,533            ---            3,001,480
Reserve for loan losses                             (35,822)         (9,801)           ---              (45,623)
                                                 ----------      ----------      ---------         ------------
  Net loans                                       2,247,125         708,732            ---            2,955,857
                                                 ----------      ----------      ---------         ------------
Premises, furniture and equipment                    58,807          19,352            ---               78,159
Accrued interest receivable and other assets        138,002          26,286            ---              164,288
                                                 ----------      ----------      ---------         ------------
  Total Assets                                   $3,728,947      $1,325,093      $     ---         $  5,054,040
                                                 ==========      ==========      =========         ============
Liabilities
Deposits                                         $2,800,167      $1,134,409      $     ---         $  3,934,576
Short-term borrowings                               548,345          52,442            ---              600,787
Accrued interest payable and other liabilities       41,180          12,364         11,550/(1)/          65,094
                                                 ----------      ----------      ---------         ------------
  Total liabilities                               3,389,692       1,199,215         11,550            4,600,457
                                                 ----------      ----------      ---------         ------------
Stockholders' Equity
Common Stock                                            201             ---             93/(2)/             294
Additional paid-in capital                           62,901          24,260            (93)/(2)/         87,068
Retained earnings                                   288,675          96,130        (11,550)/(1)/        373,255
Accumulated other comprehensive income                1,191           5,579            ---                6,770
Less: Treasury stock                                (13,713)            (91)           ---              (13,804)
                                                 ----------      ----------      ---------         ------------
  Total stockholders' equity                        339,255         125,878        (11,550)             453,583
                                                 ----------      ----------      ---------         ------------
  Total Liabilities and Stockholders' Equity     $3,728,947      $1,325,093      $     ---         $  5,054,040
                                                 ==========      ==========      =========         ============

See Footnotes on Page 11.

              Pro Forma Condensed Statement of Income (Unaudited)



                                                                                              Three Months Ended
                                                                                                March 31, 1998
                                                                                   ----------------------------------------
                                                                                       First                   Pro Forma
                                                                                      Midwest     Heritage   Consolidated
                                                                                   ------------  ---------- ---------------
Interest Income
Interest and fees on loans...................................................        $ 51,957     $ 14,913     $  66,870
Interest on securities.......................................................          15,694        8,133        23,827
Interest on funds sold and other short-term investments......................             856          303         1,159
                                                                                     --------     --------     ---------
    Total interest income....................................................          68,507       23,349        91,856
                                                                                     --------     --------     ---------

Interest Expense
Interest on deposits.........................................................          25,565       10,454        36,019
Interest on short-term borrowings............................................           6,353          478         6,831
                                                                                     --------     --------     ---------
    Total interest expense...................................................          31,918       10,932        42,850
                                                                                     --------     --------     ---------
    Net interest income......................................................          36,589       12,417        49,006

Provision for Loan Losses....................................................           1,118          150         1,268
                                                                                     --------     --------     ---------
    Net interest income after provision for loan losses......................          35,471       12,267        47,738

Noninterest Income...........................................................           9,771        2,621        12,392
Noninterest Expense..........................................................          28,444        8,016        36,460
                                                                                     --------     --------     ---------

    Income before income tax expense.........................................          16,798        6,872        23,670
Income Tax Expense...........................................................           5,356        2,127         7,483
                                                                                     --------     --------     ---------

   Net Income................................................................        $ 11,442     $  4,745     $  16,187
                                                                                     ========     ========     =========
   Basic Earnings Per Share/(3)/.............................................        $   0.57                  $    0.55
                                                                                     ========                  =========
   Diluted Earnings Per Share/(4)/...........................................        $   0.56                  $    0.54
                                                                                     ========                  =========
   Average Shares Outstanding /(3)/..........................................          20,077                     29,409
                                                                                     ========                  =========
   Average Diluted Shares Outstanding/(4)/...................................          20,345                     29,981
                                                                                     ========                  =========

-------------------------------------------

See Footnotes on Page 11.

              Pro Forma Condensed Statement of Income (Unaudited)

                                                                            Three Months Ended
                                                                              March 31, 1997
                                                                  ------------------------------------------
                                                                      First                      Pro Forma
                                                                     Midwest        Heritage    Consolidated
                                                                   ------------   ------------  ------------
Interest Income
Interest and fees on loans.......................................  $     51,022   $     13,811  $     64,833
Interest on securities...........................................        14,383          8,217        22,600
Interest on funds sold and other short-term investments..........           391             13           404
                                                                   ------------   ------------  ------------
    Total interest income........................................        65,796         22,041        87,837
                                                                   ------------   ------------  ------------
Interest Expense
Interest on deposits.............................................        25,858          9,480        35,338
Interest on short-term borrowings................................         4,569            577         5,146
                                                                   ------------   ------------  ------------
    Total interest expense.......................................        30,427         10,057        40,484
                                                                   ------------   ------------  ------------
    Net interest income..........................................        35,369         11,984        47,353

Provision for Loan Losses........................................         2,108            150         2,258
                                                                   ------------   ------------  ------------
    Net interest income after provision for loan losses..........        33,261         11,834        45,095

Noninterest Income...............................................         9,334          2,301        11,635
Noninterest Expense..............................................        26,438          7,774        34,212
                                                                   ------------   ------------  ------------
    Income before income tax expense.............................        16,157          6,361        22,518
Income Tax Expense...............................................         5,748          2,030         7,778
                                                                   ------------   ------------  ------------

    Net Income...................................................  $     10,409   $      4,331  $     14,740
                                                                   ============   ============  ============
    Basic Earnings Per Share/ (3)/...............................  $       0.52                 $      $0.50
                                                                   ============                 ============
    Diluted Earnings Per Share/(4)/..............................  $       0.52                 $      $0.49
                                                                   ============                 ============
    Average Shares Outstanding /(3)/.............................        19,998                       29,300
                                                                   ============                 ============
    Average Diluted Shares Outstanding /(4)/.....................        20,181                       29,785
                                                                   ============                 ============
------------------------------------

Footnotes to Pro Forma Combining Financial Statements:

(1) Reflects the estimated acquisition charge ($15,400) and related tax benefits ($3,850) to be recorded upon the consummation of the Merger. Such estimated charge includes costs related to severance and related obligations, investment banker fees and expenses, professional and filing fees, contract termination fees, and other costs necessary to consummate the acquisition. The estimates include assumptions about the timing of the consummation of the Merger and the number of employees whose employment will terminate as a result of the Merger. Changes in such assumptions could result in a change in the estimated total charge. These costs result directly from the Merger and are expected to be incurred within 12 months of the consummation date. The unaudited financial information does not reflect the effect of any cost savings or revenue enhancements which are expected to result from the consolidation of operations of First Midwest and Heritage.

(2) Reflects the increase in First Midwest Common Stock, $.01 par value and related reduction in additional paid-in capital for the issuance of approximately 9,342 shares in the exchange for 12,141 shares of Heritage Common Stock outstanding at March 31, 1998.

(3) The pro forma consolidated basic earnings per share and average shares outstanding are based upon net income for First Midwest and Heritage divided by the total pro forma average shares of the combined entity assuming conversion of the Heritage Common Stock at the 0.7695 exchange ratio.

(4) The pro forma consolidated diluted earnings per share and average diluted shares outstanding are based upon net income of First Midwest and Heritage divided by the total pro forma average shares of the combined entity, adjusted for the potential dilutive effect of shares issuable under the entities' stock option plans, assuming conversion of the Heritage Common Stock at the 0.7695 exchange ratio.